UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2003

ROADWAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32821	34-1956254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1077 Gorge Boulevard, Akron, Ohio	44310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (330) 384-1717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     Exhibits.

(c)         Exhibits:

             The exhibit listed below is being furnished by Roadway pursuant to Item 9 of Form 8-K.

Number	Exhibit

99.1	Slideshow presentation, dated December 10, 2003

ITEM 9.     Regulation FD Disclosure.

On December 10, 2003, Roadway Corporation and Yellow Corporation presented a slideshow during a meeting for investors and analysts. A copy of the slides used as part of the presentation is furnished as Exhibit 99.1 attached hereto.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADWAY CORPORATION

By: /s/ Joseph R. Boni III

Name:	Joseph R. Boni III
Title:	Treasurer

Dated:   December 10, 2003

INDEX TO EXHIBITS

Number	Exhibit

99.1	Slideshow presentation, dated December 10, 2003